UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 4, 2009

Penske Automotive Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12297	22-3086739
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2555 Telegraph Road, Bloomfield Hills, Michigan		48302
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	248-648-2500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On September 4, 2009, our wholly owned subsidiary, Sytner Group Limited, and the Royal Bank of Scotland plc, as agent for National Westminster Bank plc ("RBS"), amended our existing multi-option credit agreement to: increase the revolving borrowing capacity under the Agreement by £20.0 million; extend the maturity date on the revolving facility from August 31, 2011 to August 31, 2013; increase the required ratio of Consolidated EBITAR to Consolidated Interest and Rental Payable (as defined); and increase the interest rate Margin (as defined). In connection with the Amendment, Sytner paid a fee of £0.36 million to RBS.

As amended, the facility provides for (1) up to £100,000,000 in revolving loans which mature on August 31, 2013 and bear interest between defined LIBOR plus 1.1% and defined LIBOR plus 3.0%, (2) a term loan originally funded for £30,000,000 that is payable ratably in quarterly intervals until fully repaid on June 30, 2011, and which bears interest between 6.39% and 8.29%, and (3) a seasonally adjusted overdraft line of credit providing for up to £20,000,000 in overdrafts which matures on August 31, 2011 and bears interest at the Bank of England Base Rate plus 1.75%. A copy of the amendments to this facility are attached as Exhibits 4.1 and 4.2 to this form and each is hereby incorporated by reference herein. Sytner Group Limited also sells motor vehicles to an affiliate of RBS which provides other banking services to Sytner Group.

Item 7.01 Regulation FD Disclosure.

The information in Item 1.01 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit 4.1 Supplemental Agreement dated September 4, 2009 to Multi-Option Credit Agreement dated as of August 31, 2006 between Sytner Group Limited and RBS.

Exhibit 4.2 Supplemental Agreement dated September 4, 2009 to Fixed Rate Credit Agreement dated as of August 31, 2006 between Sytner Group Limited and RBS.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Penske Automotive Group, Inc.

September 8, 2009	By:	Shane M. Spradlin

Name: Shane M. Spradlin
Title: Senior Vice President and Secretary

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Exhibit Index

Exhibit No.	Description

4.1	Exhibit 4.1 Supplemental Agreement dated September 4, 2009 to Multi-Option Credit Agreement dated as of August 31, 2006 between Sytner Group Limited and RBS.
4.2	Supplemental Agreement dated September 4, 2009 to Fixed Rate Credit Agreement dated as of August 31, 2006 between Sytner Group Limited and RBS.